CREATIVE MEDICAL TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

February 29, 2016

CONTENTS

Haynie & Company

Certified Public Accountants (a professional corporation)
1785 West Printers Row Salt Lake City, Utah 84119 (801) 972-4800 Fax (801) 972-8941

Independent Auditor's Report

To the Board of Directors
Creative Medical Technologies, Inc.
Phoenix, Arizona

Report on the Financial Statements
We have audited the accompanying financial statements of Creative Medical Technologies, Inc. (the Company), which comprise the balance sheet as of February 29, 2016, and the related statements of operations and stockholders' deficit, and cash flows for the period from inception of December 30, 2015 through February 29, 2016 and the related notes to the financial statements, (collectively, financial statements).

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative Medical Technologies, Inc. as of February 29, 2016 and the results of its operations and its cash flows for the period from December 30, 2015 through February 29, 2016 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying financial statements have been prepared assuming that of Creative Medical Technologies, Inc. will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Haynie & Company
Haynie & Company
Salt Lake City, UT
April 4, 2016

CREATIVE MEDICAL TECHNOLOGIES, INC.
Balance Sheet
February 29, 2016

ASSETS

CURRENT ASSETS	
Cash	$ 28,315
Total Current Assets	28,315
INTANGIBLE ASSETS - License	-
TOTAL ASSETS	$ 28,315

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES - CURRENT	
Accounts payable	$ 10,363
Cash advances - related party	600
Contractual obligation for license costs	1,800
Management fee payable - related party	73,000
TOTAL LIABILITIES - CURRENT	85,763
STOCKHOLDERS' EQUITY (DEFICIT)	
Preferred stock, no par value; 100,000 shares authorized, 0 shares issued and outstanding	-
Common stock, par value $0.01, 20,000,000 shares authorized, 5,000,000 shares issued and outstanding	50,000
Additional Paid-In Capital	-
Accumulated deficit	(107,448)
Total Stockholders' Equity (Deficit)	(57,448)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 28,315

The accompanying notes are an integral part of this financial statement.

CREATIVE MEDICAL TECHNOLOGIES, INC.

Statement of Operations

From Date of Inception (December 30, 2015) to February 29, 2016

OPERATING EXPENSES		
Research and development	$	3,864
Royalty expense - license fees		7,300
Organization, start-up costs		18,791
General and administrative		4,493
Management expense - related party		73,000
Total Operating Expenses		107,448
Operating Loss		(107,448)
NET LOSS	$	(107,448)
BASIC LOSS PER SHARE		(0.05)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING		2,216,393

The accompanying notes are an integral part of this financial statement.

CREATIVE MEDICAL TECHNOLOGIES, INC.
Statement of Stockholders' Equity (Deficit)

	Preferred Stock		Common Stock		Paid in Capital	Accumulated Deficit	Total Stockholders' Equity (Deficit)
	Shares	Amount	Shares	Amount			
Balance, December 30, 2015	-	$ -	-	$ -	$ -	$ -	$ -
Common stock issued for medical technology license	-	-	50,000	500	-	-	500
Common, stock issued for cash	-	-	4,950,000	49,500	-	-	49,500
Net loss for the period ended February 29, 2016	-	-	-	-	-	(107,448)	(107,448)
Balance, February 29, 2016	-	$ -	5,000,000	$ 50,000	$ -	$ (107,448)	$ (57,448)

The accompanying notes are an integral part of this financial statement.

CREATIVE MEDICAL TECHNOLOGIES, INC.
Statement of Cash Flows
From Date of Inception (December 30, 2015) to February 29, 2016

CASH FLOWS FROM OPERATING ACTIVITIES	
Net loss	$ (107,448)
Adjustments to reconcile net loss to net cash used by operating activities:	
Issuance of common stock for license fees expensed at issuance	500
Changes in current assets and liabilities:	
Increase in accounts payable	10,363
Increase in current liabilities	2,400
Increase in accrued expenses	73,000
Net cash used in operating activities	(21,185)
CASH FLOWS USED IN INVESTING ACTIVITIES	-
Net cash used in (provided by) investing activities	-
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	
Sale of common stock	49,500
Net cash provided by financing activities	49,500
Net change in cash	28,315
Cash at beginning of period	-
Cash at end of period	$ 28,315
SUPPLEMENTAL CASH FLOW INFORMATION	
Cash payments for interest	$ -
Cash payments for income taxes	$ -
Non Cash Financing Activities	$ -

The accompanying notes are an integral part of this financial statement.

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Creative Medical Technologies, Inc. (the "Company" or "CMT") was incorporated in the State of Nevada on December 30, 2015 and has elected April 30 as the Company's year-end. The Company's activities to date have consisted of developing a business plan, raising capital through the issuance of equity instruments, and obtaining the rights via a license agreement to certain medical technology.

Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Presentation / Liquidity - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As of February 29, 2016, the Company had $28,315 of available cash and a working capital deficit of $57,448. For the period December 30, 2015 (Date of Inception) through February 29, 2016, the Company had no revenue, an operating loss of $107,448 and used net cash for operating activities of $21,685. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Concentration Risks - The Federal Deposit Insurance Corporation (FDIC) insures cash deposits in most general bank accounts for up to $250,000 per institution. The Company did not have cash deposits that exceeded insured amounts as of February 29, 2016.

Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Fair Value of Financial Instruments - The Company's financial instruments consist of cash and cash equivalents, and payables. The carrying amount of cash and cash equivalents and payables approximates fair value because of the short-term nature of these items.

Impairment - The Company records impairment losses when indicators of impairment are present and undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Furthermore, the Company will make periodic assessments of technology and clinical testing to determine if it plans to continue to pursue the technology and if the license, patent or other rights have value.

Revenue - The Company will recognize revenue as it is earned as defined by US Generally Accepted Accounting Principles. During the period ended February 29, 2016 there were no sales and revenue was not recognized. For the next several months, until clinical trials have successfully been completed, the Company does not anticipate there will be revenue to report.

Research and Development - Research and development will be the principal function of the Company. Research and development costs will be expensed as incurred. Expenses in the accompanying financial statements include certain costs which are directly associated with the Company's research and development:

1. Erectile Dysfunction Technology based upon the use of stem cells. These costs, which consist primarily of monies paid for clinical trial expenses, materials and supplies and compensation costs amounted to $3,864 for the period ending February 29, 2016;

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2. Infertility Treatment for male treatment based upon implanting stem cells in male reproductive system. The costs of acquiring an exclusive license of $7,300 have been expensed.

Advertising Costs – Advertising costs are expensed when incurred. Advertising expense was $-0- for the period ended February 29, 2016.

Property and Equipment – There was no depreciation expense for the period ended February 29, 2016. No amortization or impairment of the intangible license has been expensed as of February 29, 2016. The Company will utilize the estimated discounted cash flow as part of the calculation of amortization expense in the future.

Income Taxes – The Company has no provision for income taxes at February 29, 2016, as it has no taxable income and no recognizable tax asset. The Company will recognize the amount of income taxes payable or refundable at the end of the current year and will recognize any deferred tax assets and liabilities for operating loss carryforwards and for the future tax consequences attributable to differences between the financial statement amounts of certain assets and liabilities and their respective tax basis. Deferred tax assets and deferred liabilities are measured using enacted tax rates expected to apply to taxable income in the years those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance to the extent that uncertainty exists as to whether the deferred tax assets will ultimately be realized.

Intangible license - The Company has acquired a royalty license from Los Angeles Biomedical Research Institute at Harbor-UCLA Medical Center ("LABIOMED") granting the exclusive license to the products and services of a LABIOMED patent.

The license was acquired for a cash payment of $5,000, issuance of 50,000 shares of restricted common stock (valued at $500 which is the par value of $0.01 per share), and an agreement to reimburse LABIOMED up to $1,800 for expenses LABIOMED which may be incurred by LABIOMED in reviving and defending their patent. The Company has expensed the cash paid, the value of the stock issued, and the expected reimbursement of $1,800 for a total intangible royalty expense – license fees of $7,300.

The Company is subject to a 6% royalty payment to LABIOMED on net sales of any products under this license and 25% on any non-royalty sublicense income. Commencing three years after the date of the agreement, and each subsequent year thereafter, the Company is required to pay to LABIOMED annual maintenance royalties of $20,000, unless during the prior one-year period the Company paid $50,000 or more in actual royalty payments. Finally, the Company agreed to pay LABIOMED certain milestone payments upon achieving the milestones set forth in the agreement.

Recent Accounting Pronouncements – The Company has reviewed all recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its results of operation, financial position or cash flows. Based on that review, the Company believes that none of these pronouncements will have a significant effect on its financial statements.

NOTE 2 – BASIC LOSS PER COMMON SHARE

Basic earnings/loss per share is computed by dividing the net loss applicable to common shares by the weighted average number of common shares outstanding. Diluted earnings per share will be computed by dividing the net income or loss by the sum of the weighted average number of common shares plus the weighted average common stock equivalents using the treasury stock method and the average market price per share during the period. There were no common stock equivalents outstanding as of February 29, 2016.

NOTE 3 – RELATED PARTY TRANSACTIONS

The Company has accrued an obligation of $70,000 to a related corporation to reimburse the cost of services provided to the Company (management and consulting) during January and February, 2016. Each of our executive officers is employed by Creative Medical Health and will continue to receive his or her salary from Creative Medical Health. We have an agreement with Creative Medical Health, which obligates us to reimburse Creative Medical Health $35,000 per month for such services, monthly, beginning January, 2016. The compensation paid by Creative Medical Health will include both services performed for Creative Medical Health and services performed for our Company. The amounts, which are and will be accrued, will remain unpaid and be presented as a "management fee payable - related party". The liability is non-interest bearing, unsecured and will be due upon the Company successfully raising at least $1,000,000 through the sale of equity.

On February 29, 2016, the Company had accrued an obligation to an officer of the Company amounting to $3,000 for consulting services rendered prior to February 29, 2016. The obligation is reported in the management fees accrued - related party and included in management expense – related party.

As of February 29, 2016, the Company has accessed $500 against a line of credit provided by Creative Medical Health. The line of credit is dated February 2, 2016 and allows the Company to borrow up to $50,000, maturing on April 30, 2017. The loan agreement, underlying the line of credit, includes a provision for interest at 8% on the outstanding balance of the note. No interest has been accrued as of February 29, 2016 as any interest would be negligible.

NOTE 4 – STOCK BASED COMPENSATION

The Company has reserved 2,000,000 shares under an equity compensation plan ("2016 Stock Incentive Plan"). The 2016 Stock Incentive Plan was adopted by the board of directors on February 3, 2016 as a vehicle for the recruitment and retention of qualified employees and consultants. The Plan is administered by the Board of Directors. The Company may issue, to eligible employees or contractors, restricted common stock, options, stock appreciation rights and restricted stock units. The terms and conditions of awards under the 2016 Stock Incentive Plan will be determined by the Board of Directors.

No stock based compensation has been committed or paid as of February 29, 2016.

NOTE 5 – PREFERRED STOCK

Our board of directors is not authorized to issue preferred shares or to establish classes or series of preferred stock without shareholder approval. There are no current plans to issue any preferred shares, nor have any been designated to be issued.

NOTE 6 - INCOME TAXES

The Company's preliminary provision for income taxes, as of the interim period February 29, 2016, was $-0-.
ASC 740 requires the calculation of a deferred tax asset, based upon future benefit of current losses which might offset taxable income in future periods. ASC 740 also requires the reduction of any identified deferred tax asset by a "valuation allowance" if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company's opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize any net deferred tax asset. Accordingly, an estimated valuation allowance equal to the estimated deferred tax asset has been recorded.

The total deferred tax asset is calculated by multiplying a 39% marginal tax rate by the cumulative Net Operating Loss ("NOL"). At February 29, 2016, the Company has an interim net operating loss of $107,448. The 2016 operating loss of the Company will be determined by its operations through April 30, 2016. A net operating loss incurred as of April 30, 2016 would expire in 2036. The tax effects of significant items comprising the Company's net deferred taxes as of February 29, 2016 were as follows:

Net deferred tax liabilities consist of the following components as of February 29, 2016:

	February 29, 2016
Deferred tax assets:	
NOL Carryover	$ 14,600
R&D Credit Carryforward	-
Allowance for Doubtful Accounts	-
Payroll Accrual	27,300
Deferred tax liabilities	
Depreciation	-
Valuation allowance	(41,900)
Net deferred tax asset	$ -

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended February 29, 2016 due to the following:

	February 29, 2016
Book Income	$ (41,900)
Depreciation	-
Allowance for Doubtful Accounts	-
Related Party Accruals	27,300
Valuation allowance	14,600
	$ -

NOTE 6 - INCOME TAXES (CONTINUED)

The Company will file federal and State of California income tax returns, which will be subject to examination by federal and state tax authorities.

The provisions of ASC 740 require companies to recognize in their financial statements the impact of a tax position if that position is more likely than not to be sustained upon audit, based upon the technical merits of the position. ASC 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and disclosure.

Management does not believe that the Company has any material-uncertain tax positions requiring recognition or measurement in accordance with the provisions of ASC 740. Accordingly, the adoption of these provisions of ASC 740 is not expected to have a material effect on the Company's financial statements. The Company's policy is to record interest and penalties on uncertain tax positions, if any, as income tax expense.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with ASC 855, Company management reviewed all material events through April 4, 2016 for these financial statements and there are no material subsequent events to report, except as follows:

The Company is in the process of preparing a private placement memorandum allowing for the sale of up to 200,000 shares of its restricted common stock at $0.50 per share. The sale will be completed no later than April 30, 2016 (based upon management approving a 30 day extension, from March 31, 2016, to complete the sale). If all shares are sold, the Company will receive $100,000 which will be immediately available for operations. The Company believes that the offering will be exempt from registration with the United States Securities and Exchange Commission ("SEC") under Rule 506(b) of Regulation D. The shares are being sold by the officers and directors of the Company and there will be no commissions paid or incurred upon such sales. These securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.